THORNBURG INVESTMENT TRUST

Supplement dated January 21, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated February 1, 2025, as supplemented, of Thornburg Better World International Fund (the “Fund”), a series of Thornburg Investment Trust

Effective January 21, 2026, Joe Salmond will conclude his service as a co-portfolio manager of the Fund. Accordingly, effective as of January 21, 2026, all references to Mr. Salmond in the Summary Prospectus, Prospectus and SAI are deleted.

Shareholders should retain this supplement for future reference. This supplement provides new information beyond that contained in the Fund’s Summary Prospectus, Prospectus and SAI and should be read in conjunction therewith.